PAGE 1

                          ARCHER-DANIELS-MIDLAND COMPANY

                                 Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Chairman of the Board and Chief Executive (Principal Executive Officer) of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such Chairman of the Board, Chief Executive and Director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        D. O. ANDREAS
1
          PAGE 2

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint DOUGLAS J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        L. W. ANDREAS
2
          PAGE 3


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.


                                   M. D. ANDREAS

3

          PAGE 4
                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.


                                              M. L. ANDREAS

5
          PAGE 6
                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.


                                        Shreve M. Archer, Jr.
6
          PAGE 7


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        Ralph Bruce

7
          PAGE 8

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        G. O. Coan
8
          PAGE 9

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        John H. Daniels
9
          PAGE 10


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.


                                        Ray A. Goldberg

10
          PAGE 11


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of August, 1995.



                                        H. D. Hale
11
          PAGE 12


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.



                                        F. Ross Johnson
12
          PAGE 13

                        ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.



                                          M. B. Mulroney
13
          PAGE 14

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.



                                        J. R. Randall

14
          PAGE 15

                        ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.



                                       Mrs. N. A. Rockefeller
14
          PAGE 15

                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of August, 1995.


                                   R. S. Strauss
15
          PAGE 16


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of August, 1995.


                                   J. K. Vanier
16
          PAGE 17


                          ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of said Company to the Form 10-K for the fiscal year ending June 30, 1995, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of August, 1995.


                                   O. G. Webb
17